SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   ----------

                           Filed by the Registrant |X|
                 Filed by a party other than the Registrant |_|

                                   ----------

                           Check the appropriate box:

[_] Preliminary Proxy Statement             [X] Definitive Proxy Statement

[_] Definitive Additional Materials         [_] Soliciting Material Pursuant to
                                                Rule 14a-11(c) or Rule 14a- 12

[_] Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))

                                   ----------

                            ARROW INTERNATIONAL, INC.

                (Name of Registrant as Specified in Its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which  transaction  applies:
               N/A

          (2)  Aggregate number of securities to which transaction applies: N/A

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 N/A

          (4)  Proposed maximum aggregate value of transaction: N/A

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               (1)  Set forth the amount on which the  filing fee is  calculated and state how it was determined.

     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                            ARROW INTERNATIONAL, INC.
                               2400 Bernville Road
                           Reading, Pennsylvania 19605

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on January 20, 1999


To Our Shareholders:

     The Annual Meeting of Shareholders of Arrow International, Inc. will be held at the Sheraton Berkshire Inn, Route 422 West and Papermill Road Exit, Wyomissing, Pennsylvania at 4:00 p.m. on January 20, 1999 for the following purposes:

     (1)  To elect two directors;

     (2)  To   act   upon   a   proposal   to   ratify   the    appointment   of
          PricewaterhouseCoopers L.L.P. as the Company's independent accountants for the fiscal year ending August 31, 1999; and

     (3) To transact such other business, if any, as may properly come before the Annual Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on November 30, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

     YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU DECIDE TO ATTEND THE ANNUAL MEETING.

                                             By Order of the Board of Directors,

                                             T. Jerome Holleran,
                                             Secretary


December 15, 1998
Reading, Pennsylvania

                                 PROXY STATEMENT

                       1999 ANNUAL MEETING OF SHAREHOLDERS

                                       OF

                            ARROW INTERNATIONAL, INC.


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Arrow International, Inc. for the Annual Meeting of Shareholders to be held on January 20, 1999, or any adjournments thereof.

     The Board of Directors has fixed the close of business on November 30, 1998 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were 23,223,981 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares of Common Stock is required to establish a quorum at the Annual Meeting. The affirmative vote of a plurality of the votes cast is required for the election of directors. The affirmative vote of a majority of the votes cast is required to ratify the appointment of independent accountants for fiscal 1999. Shares represented by proxies will be voted in accordance with the specifications made on the proxy card by the shareholder.

     With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will be excluded entirely from the vote and will have no effect on the outcome of the voting. With regard to the ratification of the appointment of independent accountants, abstentions may be specified. Since the affirmative vote of a majority of the votes cast is required in respect of such proposal, an abstention with respect to such proposal will have the same effect as a vote against such proposal. Any proxy not specifying the contrary will be voted in the election of directors for each of the Board of Directors' nominees and in favor of the proposal to ratify the appointment of independent accountants. A shareholder giving a proxy has the right to revoke it by a duly executed proxy bearing a later date, by attending the Annual Meeting and voting in person, or by otherwise notifying the Company prior to the Annual Meeting. Under applicable Pennsylvania law, broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter as to which the brokers or nominees do not have discretionary power) may be counted as present or represented for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining whether any non-discretionary proposals to be voted upon at the Annual Meeting have been approved. The Company believes that the proposals to be considered at the Annual Meeting are proposals in respect of which brokers and other nominees typically have discretionary power. Accordingly, unless one or more beneficial owners of the Common Stock have withheld discretionary authority from their brokers or nominees in respect of these types of proposals, the Company does not anticipate that there will be any broker non-votes in respect of such proposals. If there are any broker non-votes in respect of the proposals, however, the Company intends to treat such broker non-votes as stated above.

     The mailing address of the principal executive offices of the Company is P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612. This Proxy Statement and the enclosed proxy card are being furnished to shareholders on or about December 15, 1998.


                       PROPOSAL I - ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently composed of ten directors, although up to 12 directors are permitted by the Company's Restated Articles of Incorporation and By-Laws. Under the Company's Restated Articles of Incorporation and By-laws, the Board is divided into four classes, as nearly equal in number as possible. At each Annual Meeting of Shareholders, directors constituting one class are elected for a four-year term (or for such lesser term as may be specified in the proxy statement furnished in connection therewith). The Board of Directors has nominated John H. Broadbent, Jr. and George W. Ebright, each of whom is currently a director, for election to the Board of Directors. If elected, each of Messrs. Broadbent and Ebright will serve until the Annual Meeting of Shareholders to be held in 2003, or until such time as their respective successors are elected. The remaining directors will continue to serve as set forth below.

     The Board believes that each of the nominees will be available and able to serve as a director. If a nominee is unable to serve, the shares of Common Stock represented by all valid proxies will be voted for the election of such substitute as the Board may recommend, the Board may reduce the number of directors to eliminate the vacancy or the Board may fill the vacancy at a later date after selecting an appropriate nominee.

     Certain information concerning the nominees and those directors whose terms of office will continue following the Annual Meeting is set forth in the following table:

                                         Principal Occupation, Business
Name                     Age              Experience and Directorship
----                     ---              ---------------------------

Nominees For Terms Expiring in 2003

John H. Broadbent, Jr.   60   Director  of the  Company  since it was founded in
                              1975 and,  until his  retirement  in August  1998,
                              Vice  President  - Finance  and  Treasurer  of the
                              Company.  From  1966 to 1975,  served  in  several
                              capacities with Carpenter Technology  Corporation,
                              a  specialty  steel  manufacturer,  the  latest as
                              Manager-Market  Planning & Development.  From 1964
                              to 1966,  consultant  in the  Management  Advisory
                              Services    Department   of   the    international
                              accounting  firm of Price  Waterhouse  & Co. Also,
                              Vice  President-Finance,  Treasurer and a director
                              of Arrow Precision  Products,  Inc., a corporation
                              controlled  by  principal   shareholders   of  the
                              Company ("Precision").

George W. Ebright        60   Director  of  the  Company   since  October  1993.
                              Director     of     Cytogen     Corporation,     a
                              biopharmaceutical    company    engaged   in   the
                              development   of   diagnostic   and    therapeutic
                              substances  for  human  health  care  applications
                              ("Cytogen"),  from  February  1989 until May 1995.
                              Chairman  of the Board of  Cytogen  from  February

                              1990 until January 1995 and President from February 1989 to August 1991. Prior thereto,
                              President  and  Chief  Operating   Officer  and  a
                              director of SmithKline Beckman Corporation, a health care and life services company engaged in the marketing of a broad line of prescription and proprietary products for human and animal health care, as well as diagnostic and analytical products and services. From 1963 through 1987, held several senior management positions with SmithKline & French Laboratories and two of its divisions. Director of NABI, Inc., a biopharmaceutical company which develops products for the prevention and treatment of infectious diseases, and The West Company, a supplier of specialized packaging systems to the health care and consumer products industries. Also, a director of Precision.

Directors Whose Terms Expire in 2000

T. Jerome Holleran     62     Secretary  and a director of the Company  since it
                              was founded in 1975 and, until  September  1997, a
                              Vice  President of the  Company.  Since July 1996,
                              President and Chief Executive Officer of Precision
                              Medical   Products,   Inc.   ("PMP"),   a   former
                              subsidiary  of  Precision  that  manufactures  and
                              markets certain non-catheter medical products that
                              was  sold in  August  1997 to  certain  management
                              employees of Precision  (including Mr.  Holleran).
                              From  February  1986  to  September   1997,   Vice
                              President,  Chief Operating Officer and a director
                              of Precision.  President of  Endovations,  Inc., a
                              former  subsidiary of Precision that  manufactured
                              and marketed certain  gastroenterological  medical
                              products ("Endovations"), from 1991 until the sale
                              in June 1996 of a portion of Endovations' business
                              to the Company and the  remainder  to an unrelated
                              third  party.  From  1971  to  1975,  Director  of
                              Business  Planning-Textile  Divisions  of Rockwell
                              International  Corporation and a Marketing Manager
                              of  the  Arrow   Products   Division  of  Rockwell
                              International    Corporation,     the    Company's
                              predecessor (the "Rockwell Division"). From 1969 to 1971, consultant with the management consulting firm of Booz, Allen and Hamilton.

R. James Macaleer        64   Director  of  the  Company   since  January  1998.
                              Chairman  of the Board of Shared  Medical  Systems
                              Corporation,    a   provider   of   computer-based
                              information systems and associated services to the
                              health   industry  in  North  America  and  Europe
                              ("SMS"),  from 1969 to  November  1997,  and Chief
                              Executive Officer of SMS from 1969 to August 1995.
                              Also, a director of Precision.

Alan M. Sebulsky         39   Director  of  the  Company   since  January  1997.
                              Principal of Lincoln Capital Management, a private
                              investment   management  firm  based  in  Chicago,
                              Illinois, since July 1994, with responsibility for
                              investments  in the  health  care  industry.  Also
                              serves  on  Lincoln  Capital  Management's  equity
                              investment  committee.  From  1988  to  May  1994,
                              Managing Director at Morgan Stanley & Company,  an
                              international  investment  banking  and  brokerage
                              firm, with  responsibility  for equity research in
                              the  pharmaceutical and medical device industries.
                              From 1982 to 1988,  held  various  positions at T.
                              Rowe Price & Associates,  an investment management
                              firm,   the   latest  as  Vice   President,   with
                              responsibility for health care investment analysis and portfolio management.

Directors Whose Terms Expire in 2001

Carl G. Anderson, Jr.    53   Director  of  the  Company   since  January  1998.
                              President  and  Chief  Executive  Officer  of  ABC
                              School Supply,  Inc., a manufacturer  and marketer
                              of materials  and equipment for public and private
                              schools,  since May 1997.  Consultant with the New
                              England Consulting Group, a general management and
                              marketing consulting company, from May 1996 to May
                              1997.  Vice  President,  General  Manager,  Retail
                              Consumer  Products of James River  Corporation,  a
                              multinational  company engaged in the development,
                              manufacture and marketing of paper-based  consumer
                              and  commercial  products  ("James  River"),  from
                              August  1994 to March  1996,  and Vice  President,
                              Marketing, Consumer Brands of James River from May
                              1992 to August 1994. From 1984 to May 1992, served
                              in   various    capacities   with   Nestle   Foods
                              Corporation,   the   latest  as  Vice   President,
                              Division  General  Manager,   Confections.   Prior
                              thereto, served in several marketing capacities with Procter & Gamble.

John E. Gurski           57   Director  of  the  Company   since  January  1997.
                              Corporate  Vice President of AMP  Incorporated,  a
                              multinational  company engaged in the development,
                              manufacture   and   marketing   of   systems   for
                              electrical  and electronic  applications  ("AMP"),
                              since  1989.  President,  Europe,  Middle East and
                              Africa,  of AMP  since  July  1995  and  beginning
                              January 1, 1997, President,  Global Operations, of
                              AMP. Corporate Vice President, Europe, of AMP from
                              September  1993 to July  1995 and  Corporate  Vice
                              President,    Business   &   Operations   Planning
                              International,   of  AMP  from   January  1992  to
                              September 1993. Corporate Vice President,  Capital
                              Goods Business Sector, of AMP from 1989 to January

                              1992 and Divisional Vice President, Operations, of AMP from 1987 to 1989. From 1972 to 1987, served in various manufacturing and operating capacities with AMP. Prior thereto, was employed by General Motors Corporation.

Marlin Miller, Jr.       66   President  and  Chief  Executive   Officer  and  a
                              director  of the  Company  since it was founded in
                              1975.  From  1972 to 1975,  Vice  President  and a
                              director of Connors Investor Services,  a research
                              and investment management firm. From 1959 to 1972,
                              served  in  several   capacities  with  Glen  Gery
                              Corporation,  a manufacturer of building products,
                              the  latest  as  Executive  Vice  President  and a
                              director.   Director   of   Carpenter   Technology
                              Corporation,  a manufacturer  of specialty  steel.
                              Also, President and a director of Precision.

Directors Whose Terms Expire in 2002

Raymond Neag             67   Executive  Vice  President  since  April  1992 and
                              prior  thereto   Senior  Vice   President  of  the
                              Company.  Officer  and a director  of the  Company
                              since it was  founded  in 1975.  From  1973  until
                              joining  the  Company,   General  Manager  of  the
                              Rockwell Division. From 1971 to 1973, President of
                              Teledyne Dental Products, a manufacturer of dental products and a division of Teledyne, Inc. Prior to 1971, Vice President and Director of Marketing of
                              Sherwood Medical,  Inc., a medical device company.
                              Also, Secretary and a director of Precision.

Richard T. Niner         59   Director  of  the  Company  since  1982.   General
                              partner  since  1985 of  Brynwood  Management  and
                              since  1988  of  Brynwood   Management   II  L.P.,
                              entities  that  serve as general  partners  of two
                              private    investment    partnerships   based   in
                              Greenwich,  Connecticut.  Director  of Air Express
                              International  Corporation,  an international  air
                              freight  forwarder,  and Hurco Companies,  Inc., a
                              manufacturer   of  computer   numerical   controls
                              ("CNC") and CNC metal working machines. Also, a director of Precision.

Board of Directors and Committees of the Board

     The Board of Directors conducts its business through meetings of the Board and through activities of its committees. The Board of Directors held seven meetings during fiscal 1998. All of the directors attended at least 75% of the meetings of the Board and any committee on which they served during fiscal 1998. Among the committees of the Board are the Audit

Committee and the Human Resources Committee (formerly designated as the Compensation Committee).

     The  Audit  Committee,  among  other  things,  recommends  the  firm  to be appointed as independent accountants to audit the Company's financial statements, discusses the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's interim and year-end operating results, considers the adequacy of the internal accounting controls and audit procedures of the Company and reviews the non-audit services to be performed by the independent accountants. The members of the Audit Committee currently are Carl G. Anderson, Jr., Richard T. Niner, who acts as Chairman of the Committee, and Alan M. Sebulsky, none of whom are employees of the Company. The Audit Committee met two times during the fiscal year ending August 31, 1998.

     The Human Resources Committee reviews and recommends the compensation arrangements for executive management of the Company, including salaries, bonuses and grants of awards under, and administration of, the Company's 1992 Stock Incentive Plan. The Human Resources Committee selects employees to whom awards will be made under the 1992 Stock Incentive Plan, determines the number of shares to be optioned or awarded, and the time, manner of exercise and other terms of the awards. The members of the Human Resources Committee currently are George W. Ebright, who acts as Chairman of the Committee, John E. Gurski, R. James Macaleer and Mr. Niner. The Human Resources Committee met three times during fiscal 1998.

Compensation of Directors

     The Company's directors who are not officers or employees of the Company receive a quarterly fee of $3,500 for Board membership, a fee of $1,000 for attendance at each Board meeting and a fee of $500 for attendance at each Committee meeting. Directors are reimbursed for reasonable expenses incurred in connection with attending Board and Committee meetings. The Chairmen of the Audit Committee and the Human Resources Committee each receive an additional fee of $2,000 per year.

     To promote the Company's ability to attract and retain outside directors and to provide them with an incentive to maintain and enhance the Company's long-term performance, stock awards are made to directors who are not also employees or consultants of the Company and who were not shareholders of the Company at the time of the Company's initial public offering on June 9, 1992. The stock awards are made pursuant to the Company's Directors Stock Incentive Plan in the form of non-qualified stock options. The plan was approved by the Company's shareholders at the Company's Annual Meeting of Shareholders held on January 17, 1996, on which date the plan became effective (the "Effective Date"). On the later of the Effective Date or upon an eligible director's first election to the Board, such eligible director receives options to purchase 5,000 shares of Common Stock. On the date each year when directors are elected to the Board, eligible directors receive options to purchase an additional 500 shares of Common Stock. The exercise price for each option is equal to the fair market value of the Common Stock on the date of grant. Each option has a term of ten years from the date of grant and vests on the first anniversary of the date of grant.

     Messrs. Anderson, Ebright, Gurski and Sebulsky were the only directors eligible to receive awards under the plan during fiscal 1998. After being elected to the Company's Board of Directors at the Company's Annual Meeting of Shareholders held on January 21, 1998,

Mr. Anderson was granted options pursuant to the plan to purchase 5,000 shares of Common Stock at an exercise price of $38.375. In addition, on such date, each of Messrs. Ebright, Gurski and Sebulsky was granted options pursuant to the plan to purchase 500 shares of Common Stock at such exercise price. Mr. Macaleer did not receive any stock awards under the plan because he was a shareholder of the Company at the time of its initial public offering on June 9, 1992. In accordance with the terms of the plan, on the date of the Annual Meeting, each of Messrs. Anderson, Ebright, Gurski and Sebulsky will receive options to purchase an additional 500 shares of Common Stock, in each case at an exercise price equal to the closing price per share of the Common Stock on such date as reported on The Nasdaq Stock Market.

Executive Officers

     The executive officers of the Company, their positions with the Company, business history and certain other information, as of November 30, 1998, are set forth below.

Name                    Office                                               Age
----                    ------                                               ---

Marlin Miller, Jr.      President and Chief Executive Officer                66
Raymond Neag            Executive Vice President                             67
Frederick J. Hirt       Vice President - Finance, Chief Financial            51
                           Officer and Treasurer
T. Jerome Holleran      Secretary                                            62
Philip B. Fleck         Vice President - Research and Manufacturing          54
Paul L. Frankhouser     Vice President - Marketing                           53
Thomas D. Nickel        Vice President - Regulatory Affairs and Quality      59
                           Assurance
Scott A. Hurley         Controller                                           40

     Marlin Miller, Jr. has served as President and Chief Executive Officer and a director of the Company since it was founded in 1975. From 1972 to 1975, Mr. Miller served as Vice President and a director of Connors Investor Services, a research and investment management firm. From 1959 to 1972, Mr. Miller served as Executive Vice President and a director of Glen Gery Corporation, a manufacturer of building products. Mr. Miller is also President and a director of Precision, and during fiscal 1998 devoted approximately 1% of his business time to Precision. See "Certain Transactions." He is a director of Carpenter Technology Corporation, a manufacturer of specialty steel.

     Raymond Neag has served as Executive Vice President since 1992 and prior thereto served as Senior Vice President of the Company. Mr. Neag as been an officer and a director of the Company since it was founded in 1975. From 1973 until joining the Company, Mr. Neag served as General Manager of the Rockwell Division. From 1971 to 1973, Mr. Neag was President of Teledyne Dental Products, a manufacturer of dental products, which was a division of Teledyne, lnc. Prior to 1971, Mr. Neag was Vice President and Director of Marketing of Sherwood Medical, Inc., a medical device company. Mr. Neag also serves as Secretary and a director of Precision.

     Frederick J. Hirt has served as Vice President-Finance, Chief Financial Officer and Treasurer of the Company since August 1998. Prior to joining the Company, Mr. Hirt served in various capacities with Pharmacia & Upjohn, Inc. from 1980 through June 1998, where he most recently served as Vice President, Accounting and Reporting. Prior thereto, Mr. Hirt was employed in the Chicago office of Coopers & Lybrand from 1972 to 1980.

     T. Jerome Holleran has served as Secretary and a director of the Company since it was founded in 1975 and, until September 1997, also served as a Vice President of the Company. Since July 1996, Mr. Holleran has also served as President and Chief Executive Officer of PMP, a former subsidiary of Precision that manufactures and markets certain non-catheter medical products that was sold in August 1997 to certain management employees of Precision (including Mr. Holleran). See "Certain Transactions." From February 1986 to September 1997, Mr. Holleran was also Vice President, Chief Operating Officer and a director of Precision. Mr. Holleran also served as President of Endovations, Inc., a former subsidiary of Precision that manufactured and marketed certain gastroenterological medical products, from 1991 until the sale in June 1996 of a portion of the Endovations business to the Company and the remainder to an unrelated third party. From 1971 to 1975, Mr. Holleran served as Director of Business Planning-Textile Divisions of Rockwell International Corporation and as a Marketing Manager of the Rockwell Division. From 1969 to 1971, Mr. Holleran was employed as a consultant by Booz, Allen and Hamilton.

     Philip B. Fleck has served as Vice President-Research and Manufacturing since June 1994 and prior thereto served as Vice President-Research and Engineering of the Company since 1986. From 1975 to 1986, Mr. Fleck served as Engineering Manager of the Company. From 1971 to 1975, Mr. Fleck served as Equipment Design Manager and Engineering Manager of the Rockwell Division. From 1967 to 1971, Mr. Fleck served as Manufacturing Development Engineer of Atlas Chemical Industries, a manufacturer of aerospace components.

     Paul L. Frankhouser has served as Vice President-Marketing of the Company since 1986. From 1980 to 1986, Mr. Frankhouser served as Manager of Marketing of the Company. From 1977 to 1980, Mr. Frankhouser served as Product
Manager-Medical Devices of the Company. From 1975 to 1977, Mr. Frankhouser served as Manager of Medical Products and Process Development of the Company. Prior to 1975, Mr. Frankhouser served as a Project Engineer of the Rockwell Division.

     Thomas D. Nickel has served as Vice President-Regulatory Affairs and Quality Assurance of the Company since 1991. From 1986 to 1991, Mr. Nickel served as Director of Regulatory Affairs and Quality Assurance of the Company. Prior to joining the Company, Mr. Nickel served as Director of Regulatory Affairs and Quality Assurance of Omnis Surgical, Inc., a former subsidiary of Baxter International, Inc. that manufactured anesthesiological and other related products.

     Scott W. Hurley has served as Controller of the Company since April 1998. Prior to joining the Company, Mr. Hurley served in various capacities with Rhone-Poulenc Rorer from 1990 to April 1998, where he most recently served as a Director of Finance.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of November 30, 1998, the beneficial ownership of Common Stock by (i) each director and director nominee who is a shareholder, (ii) each of the executive officers named in the Summary Compensation Table below, (iii) all directors and officers as a group (including the named individuals), and (iv) each beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated in the notes immediately following the table, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.


                                                                   Amount              Percent of
Name                                                         Beneficially Owned        Class Owned
----                                                         ------------------        -----------
Marlin Miller, Jr ............................................  4,150,100(1)               17.9%
Richard T. Niner .............................................  3,149,737(2)               13.6
Raymond Neag .................................................  1,992,000                   8.6
John H. Broadbent, Jr ........................................    940,940(3)                4.1
T. Jerome Holleran ...........................................    670,463(4)                2.9
Paul L. Frankhouser ..........................................     52,367(5)                  *
Philip B. Fleck ..............................................     45,100(6)                  *
Frederick J. Hirt ............................................      1,000(7)                  *
R. James Macaleer ............................................     39,375                     *
George W. Ebright ............................................      6,500(8)                  *
Alan M. Sebulsky .............................................      7,500(9)                  *
John E. Gurski ...............................................      5,500(10)                 *
Carl G. Anderson, Jr .........................................      6,750(11)                 *
All directors and officers as a group (15
   persons) .................................................. 11,071,332(12)              47.7

Robert L. McNeil, Jr .........................................  2,328,244(13)              10.0
Richard T. Niner and Robert W. Cruickshank, as
   Trustees of the Robert L. McNeil, Jr. 1983
   Intervivos Trust dated
   November 30, 1983 .........................................  2,312,247                  10.0
c/o Morgan Guaranty Trust Company of New York
      9 West 57th Street
     New York, New York 10019
     Attention:  Mr. Eugene Wilks

----------

*    Less than one percent.

(1) Includes 1,000 shares owned by Mr. Miller's wife, as to which Mr. Miller disclaims beneficial ownership. Also includes 100,000 shares held by a charitable foundation of which Mr. Miller is one of five trustees who have shared power to vote and dispose of the shares of Common Stock held by such foundation.

(2) Shares beneficially owned include an aggregate of 9,075 shares owned by Mr. Niner's wife and two children, as to which Mr. Niner disclaims beneficial ownership, 10,000 shares held by a charitable foundation of which Mr. Niner is an officer and a director with power to vote and dispose of the shares of Common Stock held by such foundation, as to which shares Mr. Niner disclaims beneficial ownership, and 2,312,247 shares held by Hare & Co., as nominee for the Robert L. McNeil, Jr. 1983 Intervivos Trust (the "McNeil Trust"), of which Mr. Niner is one of two trustees who have shared power to vote and dispose of the shares of Common Stock held in such trust.

                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(3) Includes an aggregate of 16,350 shares owned by Mr. Broadbent's wife and stepchild, as to which Mr. Broadbent disclaims beneficial ownership. Also includes 31,300 shares held by a charitable foundation of which Mr. Broadbent is one of three trustees who have shared power to vote and dispose of the shares of Common Stock held by such foundation.

(4) Includes 25,000 shares owned by Mr. Holleran's wife, as to which Mr. Holleran disclaims beneficial ownership.

(5) Includes 300 shares owned by Mr. Frankhouser's children, as to which Mr. Frankhouser disclaims beneficial ownership. Also includes 8,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Does not include 12,000 shares issuable upon the exercise of options which are not deemed to be presently exercisable.

(6) Includes 10,000 shares owned by Mr. Fleck's wife, as to which Mr. Fleck disclaims beneficial ownership. Also includes 8,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable. Does not include 12,000 shares issuable upon the exercise of options which are not deemed to be presently exercisable.

(7) Does not include 10,000 shares issuable upon the exercise of options which are not deemed to be presently exercisable.

(8) Includes 6,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable.

(9) Includes 5,500 shares issuable upon the exercise of options which are deemed to be presently exercisable.

(10) Consists solely of shares issuable upon the exercise of options which are deemed to be presently exercisable.

(11) Includes 5,000 shares issuable upon the exercise of options which are deemed to be presently exercisable.

(12) See footnotes (1) through (11) above. Also includes 4,000 shares issuable upon the exercise of vested options and options which are deemed to be presently exercisable granted to an executive officer. Does not include an aggregate of 10,000 shares issuable upon the exercise of options granted to two executive officers which are not deemed to be presently exercisable.

(13) Includes 96,400 shares held by a charitable foundation of which Mr. McNeil, a former director of the Company, is the president and one of four directors who have shared power to vote and dispose of the shares of Common Stock held by such foundation. Excludes 2,312,247 shares held by Hare & Co., as nominee for the McNeil Trust, of which Mr. McNeil was the grantor for the benefit of Mr. McNeil and his lineal descendants. Mr. McNeil disclaims beneficial ownership of such shares held in the McNeil Trust.

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules promulgated thereunder require the Company's officers and directors and persons who beneficially own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and to furnish to the Company copies of all such filings. The Company has determined, based solely upon a review of (i) those reports and amendments thereto furnished to the Company during and with respect to the year ended August 31, 1998, and (ii) written representations from certain reporting persons, that there has been compliance with all Section 16(a) filing requirements applicable to such officers, directors and ten percent beneficial owners for such fiscal year.

                             EXECUTIVE COMPENSATION

     The following table summarizes, for the Company's past three fiscal years, all compensation paid to the Company's Chief Executive Officer and each of the four most highly compensated other executive officers of the Company other than the Chief Executive Officer as of August 31, 1998 for services rendered to the Company in all capacities.


                                                                  SUMMARY COMPENSATION TABLE

                                                                    Annual                      Long-Term
                                                                Compensation(1)              Compensation(1)
                                                          ----------------------------    ------------------------
                                                                                          Restricted  Securities
          Name and                              Fiscal                                      Stock      Underlying      All Other
     Principal Position                          Year      Salary($)       Bonus($)(2)     Awards($)   Options(#)   Compensations($)
     ------------------                         ------    ---------      -------------    ------------  ----------  ----------------
Marlin Miller, Jr                                1998     346,392(3)        106,931          -0-          -0-          198,690(4)
President and Chief                              1997     313,397(3)        216,739          -0-          -0-          198,674(4)
Executive Officer                                1996     284,116(3)            -0-          -0-          -0-          197,355(4)

Raymond Neag                                     1998     251,124            68,908          -0-          -0-          119,842(5)
Executive Vice                                   1997     239,160           139,669          -0-          -0-          110,382(5)
President                                        1996     228,864               -0-          -0-          -0-          113,327(5)

John H. Broadbent, Jr.(6)                        1998     216,492(7)         59,405          -0-          -0-           75,033(8)
Vice President-Finance                           1997     195,875(7)        120,411          -0-          -0-           68,714(8)
and Treasurer                                    1996     177,574(7)            -0-          -0-          -0-           70,734(8)

Philip B. Fleck                                  1998     190,092            61,664          -0-       10,000(9)         4,888(10)
Vice President-Research and                      1997     181,044           101,998          -0-          -0-            3,000(10)
Manufacturing                                    1996     173,250            24,272          -0-       10,000(11)        4,733(10)

Paul L. Frankhouser                              1998     190,092            61,664          -0-       10,000(12)       15,839(13)
Vice President - Marketing                       1997     181,044           101,998          -0-          -0-            3,009(10)
                                                 1996     173,250            24,272          -0-       10,000(14)        4,556(10)

Frederick J. Hirt(15)                            1998      16,667(16)         3,430(16)      -0-       10,000(17)          -0-
Vice President-Finance,
Chief Financial Officer and
Treasurer

----------

(1) Column with respect to "Other Annual Compensation" has not been included in this table because there has been no such Other Annual Compensation awarded to, earned by or paid to any of the executive officers named above for any fiscal year covered in the table.

                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(2) Includes annual incentive and profit sharing bonuses earned with respect to fiscal 1997, part of which were paid in fiscal 1998.

(3) In addition, Precision paid $3,464, $16,495 and $31,568 as salary to Mr. Miller in fiscal 1998, 1997 and 1996, respectively, in respect of Mr. Miller's devotion of approximately 1%, 5% and 10% of his business time to Precision during each of fiscal 1998, 1997 and 1996, respectively. See "Certain Transactions."

(4) Consists of (i) matching contributions in the amount of $4,790, $3,000 and $4,294 made by the Company to Mr. Miller's account under the Company's 401(k) Plan in fiscal 1998, 1997 and 1996, respectively, and (ii) insurance premiums in the amount of $193,900, $195,674 and $193,061 paid by the Company in fiscal 1998, 1997 and 1996, respectively, in respect of term life insurance policies owned by certain trusts established by Mr. Miller, which premium payments must be repaid to the Company from either (a) the cash surrender value of such policies or (b) the death benefits of such policies.

(5) Consists of (i) matching contributions in the amount of $4,910, $3,000 and $4,765 made by the Company to Mr. Neag's account under the Company's 401(k) Plan in fiscal 1998, 1997 and 1996, respectively, and (ii) insurance premiums in the amount of $114,932, $107,382 and $108,562 paid by the Company in fiscal 1998, 1997 and 1996, respectively, in respect of the term life insurance policies owned by certain trusts established by Mr. Neag, which premium payments must be repaid to the Company from either (a) the cash surrender value of such policies or (b) the death benefit of such policies.

(6) Mr. Broadbent retired as Vice President-Finance, Chief Financial Officer and Treasurer of the Company effective as of August 4, 1998.

(7) In addition, Precision paid $2,165, $10,309 and $19,730 as salary to Mr. Broadbent in fiscal 1998, 1997 and 1996, respectively, in respect of Mr. Broadbent's devotion of approximately 1%, 5% and 10% of his business time to Precision during each of fiscal 1998, 1997 and 1996, respectively. See "Certain Transactions."

(8) Consists of (i) matching contributions in the amount of $4,887, $3,000 and $4,745 made by the Company to Mr. Broadbent's account under the Company's 401(k) Plan in fiscal 1998, 1997 and 1996, respectively, and (ii) insurance premiums in the amount of $70,146, $65,714 and $65,989 paid by the Company in fiscal 1998, 1997 and 1996, respectively, in respect of term life insurance policies owned by a certain trust established by Mr. Broadbent, which premium payments must be repaid to the Company from either (a) the cash surrender value of such policies or (b) the death benefits of such policies.

(9) Represents an award to Mr. Fleck on September 9, 1997 of incentive stock options to purchase 10,000 shares of Common Stock at an exercise price of $31.875 per share under the Company's 1992 Stock Incentive Plan. Subject to Mr. Fleck's continued employment with the Company, 20% (i.e., 2,000 options) of such stock option award will vest on each of the first through the fifth anniversary of the date of such award (i.e., September 9). The options are subject to immediate vesting upon the occurrence of certain change in control events.


                       (footnotes continued on next page)

                    (footnotes continued from previous page)

(10) Represents matching contributions made by the Company to the account of each of Messrs. Fleck and Frankhouser under the Company's 401(k) Plan in fiscal 1998, 1997, and 1996, respectively.

(11) Represents an award to Mr. Fleck on January 17, 1996 of incentive stock options to purchase 10,000 shares of Common Stock at an exercise price of $38.00 per share under the Company's 1992 Stock Incentive Plan. Subject to Mr. Fleck's continued employment with the Company, 20% (i.e., 2,000 options) of such stock option award will vest on each of the first through the fifth anniversary of the date of such award (i.e., January 17). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(12) Represents an award to Mr. Frankhouser on September 9, 1997 of incentive stock options to purchase 10,000 shares of Common Stock at an exercise price of $31.875 per share under the Company's 1992 Stock Incentive Plan. Subject to Mr. Frankhouser's continued employment with the Company, 20% (i.e., 2,000 options) of such stock option award will vest on each of the first through the fifth anniversary of the date of such award (i.e., September 9). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(13) Consists of (i) a matching contribution in the amount of $4,870 made by the Company to Mr. Frankhouser's account under the Company's 401(k) Plan in fiscal 1998 and (ii) a payment of $10,969 made to Mr. Frankhouser in fiscal 1998 in respect of his accrued but unused vacation allowance.

(14) Represents an award to Mr. Frankhouser on January 17, 1996 of incentive stock options to purchase 10,000 shares of Common Stock at an exercise price of $38.00 per share under the Company's 1992 Stock Incentive Plan. Subject to Mr. Frankhouser's continued employment with the Company, 20% (i.e., 2,000 options) of such stock option award will vest on each of the first through the fifth anniversary of the date of such award (i.e., January 17). The options are subject to immediate vesting upon the occurrence of certain change in control events.

(15) Mr. Hirt joined the Company as Vice President-Finance, Chief Financial Officer and Treasurer on August 3, 1998. Accordingly, no information is provided for periods prior to such date with respect to Mr. Hirt.

(16) Represents the pro rata portion of annual salary and bonus paid to Mr. Hirt from August 3, 1998, the date he joined the Company, to and including August 31, 1998.

(17) Represents an award to Mr. Hirt on August 3, 1998 of incentive stock options to purchase 10,000 shares of Common Stock at an exercise price of $27.75 per share under the Company's 1992 Stock Incentive Plan. Subject to Mr. Hirt's continued employment with the Company, 20% (i.e., 2,000 options) of such stock option award will vest on each of the first through the fifth anniversary of the date of such award (i.e., August 3). The options are subject to immediate vesting upon the occurrence of certain change in control events.

Option Grants

     The following table sets forth certain information, as of August 31, 1998, concerning individual grants of stock options made during the fiscal year ended August 31, 1998 to the persons named in the Summary Compensation Table above.


                                                   Option Grants in Fiscal 1998

                                                                                                          Potential Realizable Value
                                                                                                          at Assumed Annual Rates of
                                                                                                            Stock Price Appreciation
                                               Individual Grants                                               for Option Term
                           ----------------------------------------------------------------------         --------------------------

                                                     Percent of
                                                    Total Options
                           Number of Securities      Granted to
                            Underlying Options      Employees in          Exercise     Expiration
          Name                 Granted (#)         Fiscal Year (1)     Price ($/sh)     Date                    5%           10%
          ----             --------------------    ---------------     ------------    ----------               --           ---
Philip B. Fleck                 10,000(2)              5.5%             $ 31.875       09/09/07               $200,460    $508,005
Paul L. Frankhouser             10,000(2)              5.5                31.875       09/09/07                200,460     508,005
Frederick J. Hirt               10,000(3)              5.5                27.75        08/03/08                174,518     442,264


----------
(1) Based upon total grants of options in respect of 180,900 shares of Common Stock made during fiscal 1998.

(2) Granted pursuant to the Company's 1992 Stock Incentive Plan on September 9, 1997. Subject to continued employment by the Company, 20% (i.e., 2,000) of such options will vest on each of the first through the fifth anniversary of such date. The options are subject to immediate vesting upon the occurrence of certain change in control events.

(3) Granted pursuant to the Company's 1992 Stock Incentive Plan on August 3, 1998. Subject to continued employment by the Company, 20% (i.e., 2,000) of such options will vest on each of the first through the fifth anniversary of such date. The options are subject to immediate vesting upon the occurrence of certain change in control events.

Aggregate Year-End Option Values

     The following table provides information concerning stock options exercised during fiscal 1998 and the number of unexercised options held by the individuals named in the Summary Compensation Table as of August 31, 1998. As of August 31, 1998, there were no unexercised, "in the money" options because the respective exercise prices of such options exceeded the fair market value of the Common Stock as of such date.


      Aggregated Option Exercises in Fiscal 1998 and Year-End Option Values

                                                                     Number of Securities             Value of Unexercised
                                                                Underlying Unexercised Options        In-the-Money Options
                                                                       August 31, 1998 (#)          at August 31, 1998($)(1)
                                                                -------------------------------  -----------------------------
                              Shares
                           Acquired on
          Name             Exercise (#)    Value Realized ($)    Exercisable    Unexercisable     Exercisable    Unexercisable
        --------          --------------   ------------------   ------------    ---------------  -----------     -------------
Philip B. Fleck                --                --                 8,000           12,000           --               --
Paul L. Frankhouser            --                --                 8,000           12,000           --               --
Frederick J. Hirt              --                --                   --            10,000           --               --


----------
(1) Based upon a closing price of the Common Stock of $27.125 per share on August 31, 1998 as reported on The Nasdaq Stock Market and option exercise prices of $38.00 and $31.875, in the case of options held by Messrs. Fleck and Frankhouser, and $27.75, in the case of options held by Mr. Hirt, none of the options are currently "in the money."

Retirement Plan

     The Retirement Plan for Salaried Employees of Arrow International, Inc. became effective on September 1, 1978, and was amended and restated as of September 1, 1984 and September 1, 1989 (the "Retirement Plan"). The Retirement Plan is a non-contributory defined benefit pension plan intended to be qualified under Section 401(a) of the Internal Revenue Code. The Retirement Plan covers salaried employees of the Company who have attained age 21 and completed one year of service and provides benefits based upon years of service and compensation. All of the executive officers of the Company participate in the Retirement Plan. Benefits under the Retirement Plan are based on an annual rate of 1.25% of a participant's final average earnings multiplied by such participant's years of credited service with the Company after September 1, 1975. Final average earnings are defined under the Retirement Plan as the participant's average annual compensation, excluding discretionary bonuses and subject to annual limitations on compensation under the Internal Revenue Code, during the 60 consecutive months in the final 120 months of the participant's employment which produce the highest average. Since 1989, Internal Revenue Code provisions have limited the amount of annual compensation that can be used for calculating pension benefits. In 1998, no more than $160,000 of annual salary can be used to determine an employee's annual benefit accrual. The Internal Revenue Service adjusts this figure annually. Benefits under the Retirement Plan are payable upon normal retirement, which is the later of age 65 or the fifth anniversary of commencing plan participation, early retirement at age 55 following ten years of service, death, disability or other termination of employment following five years of vesting service, and may be paid under various annuity forms of payment.

     Contributions to the Retirement Plan for any year depend on the assumptions used by the actuary for the Retirement Plan, historic investment experience and the level of prior years' funding. The annual contribution made by the Company to the Retirement Plan for fiscal 1996, 1997 and 1998 was $549,199, $537,765, and $392,476, respectively, equivalent to approximately 3.1% for fiscal 1996, 2.8% for fiscal 1997 and 1.6% for fiscal 1998 of the covered compensation of all participants in the plan. The amount of the contribution, payment or account in respect of a specified person is not and cannot readily be separately or individually calculated by the actuary of the Retirement Plan. The executive officers of the Company named in the Summary

Compensation Table currently have the following years of credited service for purposes of the Pension Plan: each of Messrs. Miller, Neag, Broadbent, Fleck and Frankhouser has 23 years and Mr. Hirt has no years. The following table shows the estimated annual benefits payable upon retirement at normal retirement age for each level of remuneration specified at the listed years of service.



                               PENSION PLAN TABLE

                                                                                  Years of Service
                                             ---------------------------------------------------------------------------------------
         Remuneration (1)                       15                  20                  25                  30                  35
         ----------------                    -------             -------             -------             -------             -------
$100,000 .......................             $18,750             $25,000             $28,750             $28,750             $28,750
 150,000 .......................              28,125              37,500              43,125              43,125              43,125
 200,000 .......................              30,000              40,000              46,000              46,000              46,000
 250,000 .......................              30,000              40,000              46,000              46,000              46,000
 300,000 .......................              30,000              40,000              46,000              46,000              46,000
 350,000 .......................              30,000              40,000              46,000              46,000              46,000
 400,000 .......................              30,000              40,000              46,000              46,000              46,000
 450,000 .......................              30,000              40,000              46,000              46,000              46,000
 500,000 .......................              30,000              40,000              46,000              46,000              46,000
 550,000 .......................              30,000              40,000              46,000              46,000              46,000

----------
(1) Under current Internal Revenue Code provisions, no more than $160,000 of annual salary can be used to determine an employee's annual benefit accrual. The Internal Revenue Service adjusts this figure annually.


           HUMAN RESOURCES COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Human Resources Committee reviews and establishes, subject to approval of the Board of Directors, the compensation arrangements for executive management of the Company, including salaries, bonuses and grants of awards under, and administration of, the Company's 1992 Stock Incentive Plan. The Human Resources Committee is currently composed of four non-employee directors of the Company.

Compensation Philosophy

     Arrow International's executive compensation program is designed to attract, retain, motivate and reward effective executive officers and to link executive compensation with the attainment of financial, operational and strategic objectives. In establishing the program, the Human Resources Committee assesses the performance of individuals and the Company relative to those objectives.

     The Company's compensation program generally provides incentives to achieve annual and long-term objectives. The principal elements of the compensation program are base salary, annual incentive bonuses and long-term incentive awards in the form of stock options, stock appreciation rights and/or grants of restricted Common Stock. These elements generally are blended in order to formulate compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives and align the interests of the

Company's executive officers and other higher level personnel with those of the Company's shareholders.

Compensation Components

     Base Salary. Base salary levels for executive officers are derived from market comparisons with similarly-sized companies engaged in the manufacture of medical products for the health care industry with which the Company competes for executive talent. The Human Resources Committee believes that the Company's most direct competitors for this purpose are not necessarily all of the companies that would be included in a peer group established to compare shareholder returns. Therefore, the compensation peer group is not the same as the peer group index set forth in the Company Stock Performance Graph included in this Proxy Statement. Based on information currently available to the Human Resources Committee, the Human Resources Committee believes that base salary levels for executive officers, including the Chief Executive Officer, are, on average, at or near the median of base salary levels for executive officers of similar companies. In determining executive officers' salaries, the Human Resources Committee also considers individual experience and prior service to the Company, level of responsibility and overall job performance. The Human Resources Committee does not assign weights to these factors nor necessarily consider any one more important than the others. The Human Resources Committee reviews the performance of the Chief Executive Officer and, in determining his level of compensation for fiscal 1998, in addition to consideration of industry comparisons and individual performance, has taken particular note of the Company's achievements in fiscal 1998 in the following key areas: management efficiency; the successful introduction of new products into the market and the advancement of products under development; continued expansion of the Company's international production and marketing presence; and the Company's overall growth and profitability.

     Annual Incentive Bonuses. Annual incentive bonuses are based on two plans: a Company-wide corporate profit sharing plan (the "Profit Sharing Plan") and a pretax income growth plan limited to certain executive officers (the "Income Growth Bonus Plan").

     Each year of the Profit Sharing Plan begins on November 1st. For purposes of determining the amounts available for distribution under the Profit Sharing Plan, during each month of each plan year the pre-tax income of the Company, excluding royalty revenue, profit sharing expense and other extraordinary income and expense, for the current and two immediately preceding months is averaged, and a fixed percentage of this average is allocated to the Profit Sharing Plan. The amount allocated to the Profit Sharing Plan is apportioned to each participating employee in proportion to the fraction that such employee's compensation for that month represents of the total monthly compensation for all plan participants. Each month the Company distributes to each plan participant 75% of the plan proceeds allocable to such participant, while the remainder of such amount is accumulated for the benefit of such participant and paid out on an annual basis in December of the immediately following plan year. Messrs. Miller, Neag and Broadbent and the Company's field sales representatives do not participate in the Profit Sharing Plan.

     Pursuant to the Income Growth Bonus Plan, at the discretion of the Human Resources Committee, Messrs. Miller, Neag, Broadbent (prior to his resignation as an executive officer of the Company in August 1998), Hirt, Fleck and Frankhouser are eligible to receive annual incentive bonuses equal to 4.5, 4.0, 4.0, 3.0, 3.0 and 3.0 times, respectively, the percentage growth in pretax income, exclusive of extraordinary income and expense, of the Company over the previous year times their respective base pay. For fiscal 1998, the Company's pre-tax income, exclusive of extraordinary income and expense, increased 6.9% over fiscal 1997, resulting in an incentive bonus of 30.9% of base pay to Mr. Miller, 27.4% of base pay to each of Messrs. Neag and Broadbent and 20.6% of base pay to each of Messrs. Fleck, Frankhouser and Hirt. The Human Resources Committee believes that payment of such bonuses specifically linked to the growth in profitability of the Company provides appropriate and effective rewards for successful individual performances that contribute directly to the overall success of the Company. Therefore, it is the present intention of the Human Resources Committee to approve payment of incentive bonuses in fiscal 1999 to the eligible senior executive officers of the Company pursuant to the Income Growth Bonus Plan to the extent that the Company in fiscal 1999 achieves an increase in pretax income, exclusive of extraordinary income and expense, over fiscal 1998.

     Long-Term Incentive Awards. To promote the Company's long-term objectives, stock awards are made to executive officers and other employees who are in a position to make a significant contribution to the Company's long-term success. The stock awards are made pursuant to the Arrow International, Inc. 1992 Stock Incentive Plan in the form of stock options, stock appreciation rights ("SARs") and grants of restricted Common Stock. Up until May 31, 1992 when such plan terminated, grants of restricted shares of the Company's previously outstanding Class A Common Stock were made pursuant to the Company's Restricted Stock Bonus Plan. Executive officers of the Company who were shareholders of the Company other than through participation in the Restricted Stock Bonus Plan, including Messrs. Miller, Neag, Broadbent and Holleran, were ineligible to receive awards of restricted stock under this plan.

     Since the stock options, SARs and restricted stock awards vest and may grow in value over time, these components of the Company's compensation plan are designed to reward performance over a sustained period. The Company intends that these awards will strengthen the focus of its executives and other key employees on managing the Company from the perspective of a person with an equity stake in the Company. The Human Resources Committee believes that, as a founder and principal shareholder of the Company, each of Messrs. Miller, Neag and Broadbent currently have sufficient incentive to promote the long-term growth of the Company and, therefore, none of such executive officers has, to date, received any stock awards.

     Stock awards are not granted each year. In selecting recipients and the size of stock awards, the Human Resources Committee generally considers various factors such as the overall job performance and potential of the recipient, prior grants to and amount of Common Stock currently held by the recipient, prior service to the Company, a comparison of awards made to executives and key employees in comparable positions at similar companies, and the Company's performance. In fiscal 1998, each of Messrs. Fleck, Frankhouser and Hirt were awarded incentive stock options to purchase 10,000 shares of Common Stock under the Company's 1992 Stock Incentive Plan. Other executive officers of the Company were awarded incentive stock options to purchase an aggregate of 9,000 shares of Common Stock under the plan during fiscal 1998. The Company awarded to executive officers and other key employees of the Company incentive stock options to purchase a total of 180,900 shares of Common Stock under the plan during fiscal 1998. In selecting the recipients and size of these awards, the Human Resources Committee placed particular emphasis on such executives' and key employees' overall job performance, their potential for continued excellent service and significant contribution to the Company's growth and profitability during fiscal 1998 and awards to individuals who had previously not been selected due to insignificant length of service to the Company. As a result of such awards and stock awards made prior to fiscal 1998, each of the Company's executive officers who were not also founders of the Company, as well as a significant number of non-executive employees of the Company, have been afforded the opportunity to enjoy an equity stake in the Company as part of their long-term compensation.

     Tax Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), imposes limitations on the federal income tax deductibility of compensation paid to the Company's chief executive officer and to each of the other four most highly compensated executive officers of the Company. Under these limitations, the Company may deduct such compensation only to the extent that during any fiscal year the compensation does not exceed $1,000,000 or meets certain specified conditions (such as certain performance-based compensation that has been approved by the Company's shareholders). Based on the Company's current compensation plans and policies and proposed regulations interpreting the Code, the Company and the Human Resources Committee believe that, for the near future, there is not a significant risk that the Company will lose any significant tax deduction for executive compensation. The Company's compensation plans and policies will be modified to ensure full deductibility of executive compensation if the Company and the Human Resources Committee determine that such an action is in the best interests of the Company.

                                                     HUMAN RESOURCES COMMITTEE
                                                     George W. Ebright, Chairman
                                                     John E. Gurski
                                                     R. James Macaleer
                                                     Richard T. Niner

                             STOCK PRICE PERFORMANCE

     Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index and the Standard & Poor's Medical Products and Supplies Index for the period beginning on August 31, 1993 and ending on August 31, 1998. The comparison assumes $100 was invested on August 31, 1993 in the Common Stock and in each of the foregoing indices and also assumes reinvestment of all dividends.


[THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]


                                August 31,      August 31,     August 31,     August 31,     August 31,     August 31,
                                   1993            1994           1995           1996           1997           1998
                                ----------      ----------     ----------     ----------     ----------     ----------
Arrow International, Inc.        $ 100.00       $ 107.01        $ 177.93       $ 116.58       $129.85       $ 119.59

S&P 500 Stock Index              $ 100.00       $ 105.47        $ 128.09       $ 152.08       $ 213.90      $ 231.21

S&P Medical Products and         $ 100.00       $ 116.89        $ 179.95       $ 204.75       $ 293.15      $ 324.75
Supplies Index

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings made by the Company under those statutes, the preceding Human Resources Committee Report on Executive Compensation and the Company Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by the Company under those statutes.

         HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended August 31, 1998, the Human Resources Committee of the Board of Directors consisted of Messrs. Ebright, Gurski, Macaleer and Niner, none of whom is an officer or employee of the Company or any of its subsidiaries. Each of Messrs. Ebright, Macaleer and Niner is a director of Precision. See "Certain Transactions."


                              CERTAIN TRANSACTIONS

     Arrow Precision Products, Inc. ("Precision") is a former subsidiary of the Company which, prior to the sale of Precision Medical Products, Inc., the remaining operating subsidiary of Precision ("PMP"), on August 29, 1997 to a company owned by certain management employees of Precision (including Mr. Holleran), was engaged in the business of manufacturing and marketing certain gastroenterological and other non-catheter medical products. Prior to the sale of PMP, Precision also manufactured certain other products, such as ground needles and injection sites, primarily for use by the Company. At November 30, 1998, certain officers, directors and principal shareholders of the Company continued to own substantially all of Precision's outstanding common stock.

     The directors of Precision include Messrs. Miller, Neag, Broadbent, Ebright, Macaleer and Niner. During fiscal 1998, Messrs. Miller and Broadbent served as the president and the vice president-finance and treasurer of Precision, respectively. Prior to the sale of PMP, Mr. Holleran served as the vice president and chief operating officer and a director of Precision. Since July 1996, Mr. Holleran has served as the president and chief executive officer of PMP. Following the sale of PMP, Mr. Holleran no longer provides any services to Precision. In fiscal 1998, Precision reimbursed the Company for 1% of the salary of Messrs. Miller and Broadbent, each of whom devoted approximately 1% of his business time to Precision. In fiscal 1998, reimbursement payments for the services of Messrs. Miller and Broadbent amounted to $3,464 and $2,165, respectively.

     Prior to the sale of PMP, the Company (i) purchased certain non-catheter medical products from Precision, for which the Company solicited competitive quotations from unrelated suppliers, (ii) provided certain operating and administrative services to Precision at rates which the Company believed to be comparable to those which would have been charged by unrelated third parties,
(iii) maintained employee benefit accounts, including medical benefits, for Precision's employees, at Precision's expense, and (iv) leased to Precision, on a net lease basis, office and manufacturing space at the Company's Wyomissing, Pennsylvania facility at rates believed by the Company to represent current market rates.

     Following the sale of PMP, in fiscal 1998, the Company no longer purchased any products from Precision, no longer provided any operating or administrative services to Precision and discontinued leasing office and manufacturing space to Precision.

     Although no longer an operating company following the sale of PMP, Precision remained responsible for certain employee benefits, including pension and retirement health care, which were payable to individuals who are currently, or previously had been, employees of the Company. To ensure that these benefit obligations would be satisfied in the future, the Company agreed to assume these obligations in exchange for the transfer by Precision to the Company of appropriate assets to satisfy such obligations. Consequently, effective as of January 26, 1998,

Precision's two pension plans, both of which were overfunded as of August 31, 1997, were merged with the Company's pension plans covering comparable employees. In connection with this transaction, the Company paid Precision $2,975,000, the amount by which the value of Precision's pension plan assets exceeded the actuarially determined present value of Precision's pension plan obligations. In addition, Precision transferred to the Company, with no payment by either party to the other, its rights and obligations (including, without limitation, its obligation to pay premiums, which in fiscal 1998 amounted to $74,829) in respect of term life insurance policies owned by certain trusts established by Mr. Holleran, the former vice president and chief operating officer of Precision and the Secretary and a director of the Company, which premium payments must be repaid from either (i) the cash surrender value of such policies or (ii) the death benefits of such policies.

     In addition, in fiscal 1998, the Company made payments on behalf of Precision in the amount of $170,000 relating to activities of Precision prior to the sale of PMP, for which reimbursement to the Company was offset by credits of $37,000 issued by the Company to Precision against previous charges for utilization by Precision, as described above, of certain of the Company's facilities, personnel and services during fiscal 1997. The Company had a net receivable from Precision amounting to $374,629 at August 31, 1998, which the Company expects to be paid on or prior to December 31, 1998.

     In fiscal 1998, the Company made purchases amounting to $118,964 of products from PMP that it had formerly purchased from Precision. The Company solicits competitive quotations from unrelated suppliers for products it purchases from PMP. In the future, the Company may continue to purchase products from PMP, provided that the quotations the Company receives from PMP for such products are competitive with those received from unrelated suppliers in terms of product availability, price, quality and delivery considerations. In addition, in fiscal 1998, the Company provided certain computer-related services to PMP for $7,500. In the future, the Company does not expect to provide any services to PMP.

                    PROPOSAL 2 - RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT ACCOUNTANTS

     The Company's independent accountants and auditors are Pricewaterhouse Coopers L.L.P., certified public accountants. PricewaterhouseCoopers L.L.P. has served as the Company's independent accountants and auditors since fiscal 1985. At the Annual Meeting, the shareholders will consider and vote upon a proposal to ratify the appointment of independent accountants for the Company's fiscal year ending August 31, 1999. The Audit Committee of the Board of Directors has recommended that PricewaterhouseCoopers L.L.P. be re-elected as independent accountants for the 1999 fiscal year. The Board of Directors unanimously recommends that shareholders vote FOR this proposal. Proxies solicited by the Board of Directors will be voted FOR the foregoing proposal unless otherwise indicated.

     Representatives of PricewaterhouseCoopers L.L.P. will be present at the Annual Meeting to make a statement, if desired, and to respond to appropriate questions from shareholders.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present any matter for action at the Annual Meeting other than as set forth in the Notice of Annual

Meeting. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in accordance with their judgment on such matters.

     In order to be eligible for inclusion in the proxy materials for the Company's 2000 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's principal executive offices by August 17, 1999.

     Proposals should be directed to the Secretary of the Company at the principal executive offices of the Company.

     The cost of the solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by mail, certain of the officers and employees of the Company, without extra compensation therefor, may solicit proxies personally or by telephone or telegraph. The Company will also request brokers, banks and other nominees, custodians and fiduciaries to forward soliciting materials to their principals and to request authority for the execution of proxies and will reimburse such persons for forwarding such materials.

     A copy of the 1998 Annual Report accompanies this Proxy Statement. Additional copies may be obtained from the Secretary, Arrow International, Inc., P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612.

                                             By Order of the Board of Directors,

                                             T. Jerome Holleran,
                                             Secretary
December 15, 1998
Reading, Pennsylvania

[X] Please mark your vote as in this example.

This proxy when properly executed will be voted in the manner directed therein. If no direction is given with respect to a particular proposal, this proxy will be voted FOR such proposal.

--------------------------------------------------------------------------------
           The Board of Directors recommends a vote "FOR" proposal 2.
--------------------------------------------------------------------------------

1.   Election of Directors. (see reverse)

                    FOR [ ]             WITHHELD [ ]

For, except vote witheld from the following nominee(s):

_____________________________________          _________________________________

2. Ratification of appointment of PricewaterhouseCoopers L.L.P. as Independent accountants.

              FOR [ ]         AGAINST [ ]        ABSTAIN [ ]

--------------------------------------------------------------------------------

                                                         Change of
                                                         Address/Comments
                                                         on Reverse Side.   [ ]

                                                The signer  hereby  revokes  all
                                                proxies  heretofore given by the
                                                signer  to vote at said  meeting
                                                or any adjournments thereof.

                                                NOTE:  Please  sign  exactly  as
                                                name appears  hereon.  If shares
                                                are  registered in more than one
                                                name, the signatures of all such
                                                persons    are    required.    A
                                                corporation should sign its full
                                                corporate   name   by   a   duly
                                                authorized   officer,    stating
                                                his/her     title.     Trustees,
                                                guardians,     executors     and
                                                administrators  should  sign  in
                                                their  offical  capacity  giving
                                                their full  title as such.  If a
                                                partnership,  please sign in the
                                                partnership  name by  authorized
                                                persons.


SIGNATURE(S)____________________________  DATE _______________


                            ^ FOLD AND DETACH HERE ^



                                    ARROW(R)
                                      INTERNATIONAL, INC.


                         Annual Meeting of Shareholders
                                January 20, 1999
                                    4:00 p.m.
                              Sheraton Berkshire Inn
                     Route 422 West and Papermill Road Exit
                            Wyomissing, Pennsylvania

                                     PROXY


                           ARROW INTERNATIONAL, INC.
        P.O. Box 12888, 2400 Bernville Road, Reading, Pennsylvania 19612

                  SOLICITED BY THE BOARD OF DIRECTORS FOR THE
               ANNUAL MEETING OF SHAREHOLDERS ON JANUARY 20, 1999


The undersigned hereby appoints Raymond Neag and T. Jerome Holleran, and each or either of them, his/her Proxies, each with full power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated hereon, all shares of capital stock of ARROW INTERNATIONAL, INC. (the "Company") held of record by the undersigned on November 30, 1998, at the Annual Meeting of Shareholders to be held on January 20, 1999 and any adjournments thereof, and hereby further authorizes each of them, in their discretion, to vote upon any other business that may properly come before the meeting.

Election of Directors, Nominees:                (Change of address/Comments)

For terms expiring in 2003:                     ________________________________
   John H. Broadbent, Jr.
     George W. Ebright                          ________________________________

                                                ________________________________

                                                ________________________________

                                                (If  you  have  written  in  the
                                                above  space,  please  mark  the
                                                corresponding    box    on   the
                                                reverse side of this card)

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any box with regard to a particular proposal if you wish to vote FOR such proposal. The proxies cannot vote your shares unless you sign and return this card.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

                            ^ FOLD AND DETACH HERE ^